UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 1, 2005

                           PARK PLACE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of January 1, 2005, providing for the issuance of
            Asset-Backed Pass-Through Certificates, Series 2005-WCH1)

                           Park Place Securities, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 333-118640             34-1993512
----------------------------      ------------      ----------------------
(State or Other Jurisdiction      (Commission         (I.R.S. Employer
of Incorporation)                 File Number)      Identification Number)


1100 Town & Country Road, Suite 1100
Orange, California                                            92868
----------------------------------------                  -------------
(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660
                                                     --------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01.     Other Events
               ------------


Description of the Certificates and the Mortgage Pool

          Park Place Securities, Inc. (the "Registrant") plans a series of certificates, entitled Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCH1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of January 1, 2005, among the Registrant as depositor, JPMorgan Chase Bank, National Association as master servicer, Wells Fargo Bank, N.A. as trustee and. as swap administrator. The Certificates designated as the Series 2005-WCH1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first and second lien fixed-rate and adjustable-rate residential mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

          J. P. Morgan Securities Inc. and Deutsche Bank Securities Inc., (the "Underwriters") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

          The Collateral Term Sheets have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

          The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.


Section 9 - Financial Statements and Exhibits


Item 9.01.     Financial Statements and Exhibits
               ---------------------------------

               (a)  Financial Statements.

               Not applicable.

               (b)  Pro Forma Financial Information.

               Not applicable.

               (c)  Exhibits.


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


                Item 601(a) of
                Regulation S K
Exhibit No.       Exhibit No.                    Description
-----------       -----------                    -----------

    1                99            Collateral Term Sheets (as defined in Item 5)
                                   that have been provided by J. P. Morgan
                                   Securities Inc. and Deutsche Bank Securities
                                   Inc. to certain prospective purchasers of Park Place Mortgage Securities Inc.
                                   Asset-Backed Pass-Through Certificates,
                                   Series 2005-WCH1.





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


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 31, 2005


                                                  PARK PLACE SECURITIES, INC.


                                                  By:   /s/ John P. Grazer
                                                      --------------------------
                                                  Name:  John P. Grazer
                                                  Title: CFO





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


                                INDEX TO EXHIBITS


                Item 601(a) of
                Regulation S K                                 Sequentially
Exhibit No.       Exhibit No.            Description           Numbered Page
-----------       -----------            -----------           -------------

    1                99            Computational Materials     Filed Manually

                                  EXHIBIT 99.1

                                [FILED MANUALLY]





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